Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2019

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended March 31			Constant $	Constant $
	2019	2018	% Change	2018	% Change

Gross premiums written	$9,111	$8,733	4.3%	$8,571	6.3%
Net premiums written	$7,313	$7,104	2.9%	$6,960	5.1%
P&C net premiums written	$6,734	$6,545	2.9%	$6,409	5.1%
Global P&C net premiums written	$6,604	$6,437	2.6%	$6,301	4.8%
Net premiums earned	$7,137	$7,027	1.6%	$6,886	3.6%
Net investment income (1)	$836	$806	3.7%	$799	4.6%
Adjusted net investment income (1)	$882	$877	0.6%	$870	1.3%
Interest expense (2)	$140	$157	-10.8%	$157	-10.8%
Adjusted interest expense (2)	$145	$169	-14.2%	$169	-14.2%
Core operating income	$1,170	$1,097	6.7%	$1,074	9.0%
Net income	$1,040	$1,082	-3.9%
Operating cash flow	$1,322	$551
P&C combined ratio
Loss and loss expense ratio	59.3%	60.0%
Policy acquisition cost and administrative expense ratio	29.9%	30.1%

Combined ratio	89.2%	90.1%
Current Accident Year (CAY) P&C combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	58.6%	57.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.9%	29.9%

CAY combined ratio ex Cats	88.5%	87.6%
ROE	8.1%	8.4%
Core operating return on equity (ROE)	9.2%	8.7%
Core operating return on tangible equity (ROTE)	15.1%	14.6%
Effective tax rate	15.3%	11.1%
Core operating effective tax rate	14.7%	12.0%
Diluted earnings per share
Net income	$2.25	$2.30	-2.2%
Core operating income	$2.54	$2.34	8.5%
Weighted average basic common shares outstanding	458.8	465.7
Weighted average diluted common shares outstanding	461.5	469.5

		December 31 2018	% Change 1Q-19 vs. 4Q-18
Book value per common share	$114.27	$109.56	4.3%
Tangible book value per common share	$70.46	$65.89	6.9%
Total hybrid & financial debt/capitalization	19.8%	20.4%

(1)	Q1 2019 includes $2 million of interest income on notional pool programs, compared with $24 million prior year.
(2)	Q1 2019 includes $nil of interest expense on notional pool programs, compared with $22 million prior year.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	Consolidated Statements of Operations

		1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
	Gross premiums written	$9,111	$9,252	$10,054	$9,929	$8,733	$37,968
	Net premiums written	7,313	7,350	8,110	8,015	7,104	30,579
	Net premiums earned	7,137	7,465	7,908	7,664	7,027	30,064
(1)	Adjusted losses and loss expenses	4,099	4,615	4,876	4,479	4,100	18,070
	Realized (gains) losses on crop derivatives	1	5	8	(8)	(2)	3

	Losses and loss expenses	4,098	4,610	4,868	4,487	4,102	18,067
	Policy benefits	196	162	127	150	151	590
	Policy acquisition costs	1,464	1,480	1,504	1,464	1,464	5,912
	Administrative expenses	710	728	719	747	692	2,886
(2)	Adjusted net investment income	882	903	883	890	877	3,553
	Amortization expense of fair value adjustment on acquired invested assets	(46)	(55)	(60)	(62)	(71)	(248)

	Net investment income	836	848	823	828	806	3,305
(3)	Adjusted realized gains (losses)	(96)	(682)	27	10	(4)	(649)
	Realized gains (losses) on crop derivatives	(1)	(5)	(8)	8	2	(3)

	Net realized gains (losses)	(97)	(687)	19	18	(2)	(652)
(4)	Adjusted interest expense	145	158	170	177	169	674
	Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(6)	(10)	(12)	(33)

	Interest expense	140	153	164	167	157	641
	Gains (losses) from fair value changes in separate account assets	30	(20)	(14)	(10)	6	(38)
	Net realized gains (losses) related to unconsolidated entities	(4)	139	152	96	44	431
	Other income (expense)—operating	13	8	7	29	(3)	41

	Other income (expense)	39	127	145	115	47	434
	Amortization expense of purchased intangibles	76	86	83	85	85	339
	Chubb integration expenses	3	20	16	13	10	59
	Income tax expense	188	159	183	218	135	695

	Net income	$1,040	$355	$1,231	$1,294	$1,082	$3,962

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets.
(3)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(4)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,500	$8,638	$9,455	$9,330	$8,141	$35,564
Net premiums written	6,734	6,768	7,546	7,450	6,545	28,309
Net premiums earned	6,576	6,890	7,357	7,112	6,487	27,846
Adjusted losses and loss expenses	3,897	4,433	4,681	4,295	3,895	17,304
Policy acquisition costs	1,336	1,328	1,365	1,326	1,336	5,355
Administrative expenses	631	653	642	667	614	2,576

P&C Underwriting income	$712	$476	$669	$824	$642	$2,611

P&C CAY Underwriting income ex Cats	$758	$808	$876	$844	$813	$3,341
% Change versus prior year period
Net premiums written	2.9%	4.2%	2.5%	5.6%	5.8%	4.4%
Net premiums written excluding merger-related actions		4.3%	2.9%	6.2%	6.6%	4.9%
Net premiums earned	1.4%	3.4%	1.0%	5.8%	3.5%	3.4%
Net premiums written constant $	5.1%	5.8%	2.8%	4.1%	3.4%	4.0%
Net premiums written constant $ excluding merger-related actions		6.0%	3.3%	4.7%	4.1%	4.5%
Net premiums earned constant $	3.5%	4.9%	1.4%	4.0%	1.6%	3.0%
P&C combined ratio
Loss and loss expense ratio	59.3%	64.3%	63.6%	60.4%	60.0%	62.1%
Policy acquisition cost ratio	20.3%	19.3%	18.6%	18.6%	20.6%	19.2%
Administrative expense ratio	9.6%	9.5%	8.7%	9.4%	9.5%	9.3%

Combined ratio	89.2%	93.1%	90.9%	88.4%	90.1%	90.6%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.6%	59.5%	61.1%	60.0%	57.7%	59.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.9%	28.8%	27.1%	28.1%	29.9%	28.4%

CAY combined ratio ex Cats	88.5%	88.3%	88.2%	88.1%	87.6%	88.0%

Other ratios
Net premiums written/gross premiums written	79%	78%	80%	80%	80%	80%
Expense ratio	29.9%	28.8%	27.3%	28.0%	30.1%	28.5%
Expense ratio excluding A&H	28.0%	26.6%	25.2%	25.9%	27.9%	26.4%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$(8)	$4	$—	$—	$(4)
Catastrophe losses—pre-tax	$250	$577	$454	$211	$380	$1,622
Impact of catastrophe losses on P&C combined ratio	3.8%	8.5%	6.1%	3.0%	5.8%	5.9%
Favorable prior period development (PPD)—pre-tax	$(204)	$(253)	$(243)	$(191)	$(209)	$(896)

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 10), North America Personal P&C Insurance segment (refer to page 11), Overseas General Insurance segment (refer to page 13), Global Reinsurance segment (refer to page 14), and Corporate (refer to page 16). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
Global P&C Underwriting income
Gross premiums written	$8,281	$8,365	$8,185	$8,787	$7,936	$33,273
Net premiums written	6,604	6,571	6,662	7,062	6,437	26,732
Net premiums earned	6,521	6,572	6,500	6,761	6,444	26,277
Adjusted losses and loss expenses	3,923	4,272	3,954	4,014	3,950	16,190
Policy acquisition costs	1,329	1,323	1,316	1,300	1,337	5,276
Administrative expenses	630	662	640	666	617	2,585

Global P&C Underwriting income	$639	$315	$590	$781	$540	$2,226

Global P&C CAY Underwriting income ex Cats	$744	$670	$790	$799	$786	$3,045
% Change versus prior year period
Net premiums written	2.6%	3.2%	3.5%	6.1%	5.1%	4.5%
Net premiums written excluding merger-related actions		3.3%	4.0%	6.8%	5.9%	5.0%
Net premiums earned	1.2%	2.5%	1.8%	6.0%	3.1%	3.3%
Net premiums written constant $	4.8%	4.8%	3.9%	4.6%	2.6%	4.0%
Net premiums written constant $ excluding merger-related actions		5.0%	4.4%	5.2%	3.4%	4.5%
Net premiums earned constant $	3.3%	4.0%	2.2%	4.1%	1.2%	2.9%
Combined ratio
Loss and loss expense ratio	60.2%	65.0%	60.8%	59.4%	61.3%	61.6%
Policy acquisition cost ratio	20.4%	20.1%	20.2%	19.2%	20.8%	20.1%
Administrative expense ratio	9.6%	10.1%	9.9%	9.8%	9.5%	9.8%

Combined ratio	90.2%	95.2%	90.9%	88.4%	91.6%	91.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.5%	59.7%	58.1%	59.0%	57.6%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.1%	30.1%	29.8%	29.2%	30.2%	29.8%

CAY combined ratio ex Cats	88.6%	89.8%	87.9%	88.2%	87.8%	88.4%

Other ratios
Net premiums written/gross premiums written	80%	79%	81%	80%	81%	80%
Expense ratio	30.0%	30.2%	30.1%	29.0%	30.3%	29.9%
Expense ratio excluding A&H	28.1%	28.2%	28.1%	27.0%	28.2%	27.8%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$(8)	$4	$—	$—	$(4)
Catastrophe losses—pre-tax	$248	$567	$446	$209	$379	$1,601
Favorable prior period development (PPD)—pre-tax	$(143)	$(220)	$(242)	$(191)	$(133)	$(786)

Global P&C	Page 4

Chubb Limited

Segments results—Catastrophe Loss Charges

(in millions of U.S. dollars)

(Unaudited)

Chubb Limited Catastrophe Loss Charges—Q1 2019
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Total Consolidated including Reinstatement premiums
Catastrophe Loss Charges by Event—Net
Winter-related storms	$70	$119	$2	$—	$—	$191
U.S. flooding, hail, tornadoes, and wind events	24	10	—	—	—	34
Australia storms	—	—	—	21	—	21
Other	—	—	—	4	—	4

Total before income tax	$94	$129	$2	$25	$—	$250

Income tax benefit						49

Total after income tax						$201

Note: The above table represents catastrophe loss estimates for events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development and are excluded from the table above.

Catastrophe Losses	Page 5

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	March 31	December 31
	2019	2018
Assets
Fixed maturities available for sale, at fair value	$80,663	$78,470
Fixed maturities held to maturity, at amortized cost	13,136	13,435
Equity securities, at fair value	821	770
Short-term investments, at fair value	3,078	3,016
Other investments	5,562	5,277

Total investments	103,260	100,968
Cash	1,271	1,247
Securities lending collateral	1,861	1,926
Insurance and reinsurance balances receivable	9,826	10,075
Reinsurance recoverable on losses and loss expenses	16,137	15,993
Deferred policy acquisition costs	5,008	4,922
Value of business acquired	289	295
Prepaid reinsurance premiums	2,698	2,544
Goodwill and other intangible assets	21,419	21,414
Investments in partially-owned insurance companies	708	678
Other assets	8,870	7,709

Total assets	$171,347	$167,771

Liabilities
Unpaid losses and loss expenses	$63,143	$62,960
Unearned premiums	15,909	15,532
Future policy benefits	5,552	5,506
Insurance and reinsurance balances payable	6,469	6,437
Securities lending payable	1,861	1,926
Accounts payable, accrued expenses, and other liabilities	12,629	11,890
Deferred tax liabilities	541	304
Short-term debt	509	509
Long-term debt	12,071	12,087
Trust preferred securities	308	308

Total liabilities	118,992	117,459
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	53,125	52,760
Accumulated other comprehensive income (loss) (AOCI)	(770)	(2,448)

Total shareholders’ equity	52,355	50,312

Total liabilities and shareholders’ equity	$171,347	$167,771

Book value per common share	$114.27	$109.56
% change over prior quarter	4.3%	-0.8%
Tangible book value per common share	$70.46	$65.89
% change over prior quarter	6.9%	-1.4%

Consol Bal Sheet	Page 6

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	1Q-19	1Q-18	% Change	Constant $ % Change
Net premiums written
Commercial multiple peril (1)	$219	$200	9.0%	9.0%
Commercial casualty	1,200	1,101	8.9%	10.4%
Workers’ compensation	593	622	-4.6%	-4.6%
Professional liability	786	773	1.7%	3.4%
Surety	152	161	-5.4%	-2.5%
Property and other short-tail lines	1,157	1,087	6.6%	9.4%

Total Commercial P&C (2)	4,107	3,944	4.2%	5.7%
Agriculture	130	108	19.9%	19.9%
Personal automobile	421	398	6.0%	7.9%
Personal homeowners	743	738	0.6%	1.1%
Personal other	368	387	-4.9%	-1.0%

Total Personal lines	1,532	1,523	0.6%	2.3%
Total Property and Casualty lines	5,769	5,575	3.5%	5.1%
Global A&H lines (3)	1,073	1,072	0.1%	5.0%
Reinsurance lines	202	193	4.4%	6.4%
Life	269	264	1.6%	4.1%

Total consolidated	$7,313	$7,104	2.9%	5.1%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

Q1 2018 included a reclassification of $44 million from Commercial casualty, $2 million from Workers’ compensation, and $1 million from Commercial multiple peril to Property and other short-tail lines to better align the reporting with current year. There is no impact to total Commercial P&C.

(3)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$2,951	$1,056	$130	$2,395	$202	$—	$6,734	$579	$7,313
Net premiums earned	3,085	1,154	55	2,114	168	—	6,576	561	7,137
Adjusted losses and loss expenses	1,973	757	(26)	1,106	76	11	3,897	202	4,099
Policy benefits	—	—	—	—	—	—	—	196	196
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(30)	(30)
Policy acquisition costs	459	231	7	596	43	—	1,336	128	1,464
Administrative expenses	240	68	1	249	10	63	631	79	710

Underwriting income (loss)	413	98	73	163	39	(74)	712	(14)	698
Adjusted net investment income	510	64	10	144	56	9	793	89	882
Other income (expense)—operating (1)	5	—	—	(4)	9	(7)	3	10	13
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(55)	(76)	—	(76)

Segment income (loss)	$928	$159	$76	$292	$104	$(127)	$1,432	$85	$1,517

Adjusted interest expense						(145)			(145)
Income tax expense						(202)			(202)

Core operating income (loss)						(474)			1,170
Chubb integration expenses, net of $1 million tax benefit						(2)			(2)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $8 million tax benefit						(33)			(33)
Adjusted net realized gains (losses), net of $5 million tax benefit (2)						(95)			(95)

Net income (loss)						$(604)			$1,040

Combined ratio	86.6%	91.5%	NM	92.3%	76.8%		89.2%
CAY combined ratio ex Cats	87.8%	81.1%	83.9%	91.3%	81.5%		88.5%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results 2019	Page 8

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$2,812	$1,048	$108	$2,384	$193	$—	$6,545	$559	$7,104
Net premiums earned	3,029	1,140	43	2,107	168	—	6,487	540	7,027
Adjusted losses and loss expenses	1,908	886	(55)	1,078	67	11	3,895	205	4,100
Policy benefits	—	—	—	—	—	—	—	151	151
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(6)	(6)
Policy acquisition costs	472	237	(1)	588	40	—	1,336	128	1,464
Administrative expenses	231	65	(3)	239	10	72	614	78	692

Underwriting income (loss)	418	(48)	102	202	51	(83)	642	(16)	626
Adjusted net investment income	503	59	7	151	64	10	794	83	877
Other income (expense)—operating (1)	6	—	—	(7)	7	(7)	(1)	(2)	(3)
Amortization expense of purchased intangibles	—	(3)	(7)	(10)	—	(64)	(84)	(1)	(85)

Segment income (loss)	$927	$8	$102	$336	$122	$(144)	$1,351	$64	$1,415

Adjusted interest expense						(169)			(169)
Income tax expense						(149)			(149)

Core operating income (loss)						(462)			1,097
Chubb integration expenses, net of $2 million tax benefit						(8)			(8)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $9 million tax benefit						(50)			(50)
Adjusted net realized gains (losses), net of $3 million tax benefit (2)						43			43

Net income (loss)						$(477)			$1,082

Combined ratio	86.2%	104.2%	NM	90.4%	69.5%		90.1%
CAY combined ratio ex Cats	87.0%	79.7%	67.7%	90.7%	77.0%		87.6%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results 2018	Page 9

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
Gross premiums written	$3,977	$4,228	$4,108	$4,322	$3,678	$16,336
Net premiums written	2,951	3,143	3,199	3,331	2,812	12,485
Net premiums earned	3,085	3,077	3,019	3,277	3,029	12,402
Losses and loss expenses	1,973	2,127	1,881	2,084	1,908	8,000
Policy acquisition costs	459	451	458	448	472	1,829
Administrative expenses	240	231	251	253	231	966

Underwriting income	413	268	429	492	418	1,607
Net investment income	510	517	503	510	503	2,033
Other income (expense)—operating	5	5	1	13	6	25

Segment income	$928	$790	$933	$1,015	$927	$3,665

CAY Underwriting income ex Cats	$376	$362	$409	$410	$395	$1,576
Combined ratio
Loss and loss expense ratio	63.9%	69.1%	62.3%	63.6%	63.0%	64.5%
Policy acquisition cost ratio	14.9%	14.7%	15.2%	13.7%	15.6%	14.7%
Administrative expense ratio	7.8%	7.5%	8.3%	7.7%	7.6%	7.8%

Combined ratio	86.6%	91.3%	85.8%	85.0%	86.2%	87.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	65.0%	66.1%	63.5%	66.0%	64.0%	64.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	22.8%	22.1%	23.2%	21.4%	23.0%	22.4%

CAY combined ratio ex Cats	87.8%	88.2%	86.7%	87.4%	87.0%	87.3%

Catastrophe losses—pre-tax	$94	$232	$196	$73	$78	$579
Favorable prior period development (PPD)—pre-tax	$(131)	$(138)	$(216)	$(155)	$(101)	$(610)
% Change versus prior year period
Net premiums written	5.0%	4.8%	3.6%	4.0%	3.0%	3.9%
Net premiums written excluding merger-related actions		5.1%	4.6%	5.4%	4.4%	4.9%
Net premiums earned	1.9%	1.4%	0.1%	5.8%	-0.4%	1.7%
Other ratios
Net premiums written/gross premiums written	74%	74%	78%	77%	76%	76%
Production by Size—Net premiums written (1)
Major Accounts & Specialty (2)	$1,703	$1,841	$1,851	$2,040	$1,638	$7,370
Commercial (2)	1,248	1,302	1,348	1,291	1,174	5,115

Total	$2,951	$3,143	$3,199	$3,331	$2,812	$12,485

(1)

The 2018 net premiums written amounts for Major Accounts & Specialty and Commercial have been revised to better align the reporting with the current year. The Commercial transfers to (from) Major Accounts & Specialty in 2018 were: $8 million for Q1, ($1) million for Q3, and $2 million for Q4. There is no impact to total North America Commercial P&C Insurance.

(2)	Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 10

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
Gross premiums written	$1,207	$1,291	$1,369	$1,489	$1,181	$5,330
Net premiums written	1,056	1,073	1,218	1,335	1,048	4,674
Net premiums earned	1,154	1,130	1,167	1,156	1,140	4,593
Losses and loss expenses	757	755	860	728	886	3,229
Policy acquisition costs	231	238	236	228	237	939
Administrative expenses	68	67	69	68	65	269

Underwriting income (loss)	98	70	2	132	(48)	156
Net investment income	64	59	59	59	59	236
Other expense—operating	—	—	—	(1)	—	(1)
Amortization expense of purchased intangibles	(3)	(3)	(4)	(3)	(3)	(13)

Segment income	$159	$126	$57	$187	$8	$378

CAY Underwriting income ex Cats	$217	$168	$196	$240	$230	$834
Combined ratio
Loss and loss expense ratio	65.5%	66.8%	73.7%	63.0%	77.7%	70.3%
Policy acquisition cost ratio	20.1%	21.1%	20.2%	19.7%	20.8%	20.4%
Administrative expense ratio	5.9%	5.9%	5.9%	5.9%	5.7%	5.9%

Combined ratio	91.5%	93.8%	99.8%	88.6%	104.2%	96.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	55.1%	59.1%	57.1%	53.7%	53.3%	55.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.0%	26.4%	26.1%	25.6%	26.4%	26.1%

CAY combined ratio ex Cats	81.1%	85.5%	83.2%	79.3%	79.7%	81.9%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(26)	$—	$—	$—	$(26)
Catastrophe losses—pre-tax	$129	$90	$136	$101	$284	$611
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(10)	$(18)	$58	$7	$(6)	$41
% Change versus prior year period
Net premiums written	0.8%	-2.5%	2.0%	6.4%	6.5%	3.1%
Net premiums written adjusted primarily for additional reinsurance	2.6%	2.3%	2.7%	3.2%	2.7%	2.7%
Net premiums earned	1.2%	2.5%	4.5%	5.6%	5.1%	4.4%
Other ratios
Net premiums written/gross premiums written	88%	83%	89%	90%	89%	88%

NA Personal	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
Gross premiums written	$219	$273	$1,270	$543	$205	$2,291
Net premiums written	130	197	884	388	108	1,577
Net premiums earned	55	318	857	351	43	1,569
Adjusted losses and loss expenses (1)	(26)	161	727	281	(55)	1,114
Policy acquisition costs	7	5	49	26	(1)	79
Administrative expenses	1	(9)	2	1	(3)	(9)

Underwriting income	73	161	79	43	102	385
Net investment income	10	8	7	6	7	28
Other expense—operating	—	(1)	—	(1)	—	(2)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(7)	(7)	(28)

Segment income	$76	$161	$79	$41	$102	$383

CAY Underwriting income ex Cats	$14	$138	$86	$45	$27	$296
Combined ratio
Loss and loss expense ratio	NM	50.7%	84.9%	80.0%	NM	71.0%
Policy acquisition cost ratio	NM	1.5%	5.7%	7.4%	NM	5.0%
Administrative expense ratio	NM	-2.7%	0.1%	0.5%	NM	-0.5%

Combined ratio	NM	49.5%	90.7%	87.9%	NM	75.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	71.1%	56.0%	84.1%	79.3%	68.9%	76.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	12.8%	0.8%	5.8%	7.9%	-1.2%	4.9%

CAY combined ratio ex Cats	83.9%	56.8%	89.9%	87.2%	67.7%	81.6%

Catastrophe losses—pre-tax	$2	$10	$8	$2	$1	$21
Favorable prior period development (PPD)—pre-tax	$(61)	$(33)	$(1)	$—	$(76)	$(110)
% Change versus prior year period
Net premiums written	19.9%	55.8%	-4.5%	-3.7%	76.2%	4.0%
Net premiums earned	27.4%	26.0%	-4.6%	2.2%	214.2%	4.1%
Other ratios
Net premiums written/gross premiums written	59%	72%	70%	71%	53%	69%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
Gross premiums written	$2,876	$2,729	$2,541	$2,743	$2,872	$10,885
Net premiums written	2,395	2,238	2,081	2,199	2,384	8,902
Net premiums earned	2,114	2,187	2,157	2,161	2,107	8,612
Losses and loss expenses	1,106	1,166	1,114	1,071	1,078	4,429
Policy acquisition costs	596	592	582	584	588	2,346
Administrative expenses	249	257	252	266	239	1,014

Underwriting income	163	172	209	240	202	823
Net investment income	144	158	155	155	151	619
Other income (expense)—operating	(4)	(12)	7	12	(7)	—
Amortization expense of purchased intangibles	(11)	(12)	(8)	(11)	(10)	(41)

Segment income	$292	$306	$363	$396	$336	$1,401

CAY Underwriting income ex Cats	$184	$211	$217	$194	$195	$817
Combined ratio
Loss and loss expense ratio	52.3%	53.3%	51.7%	49.6%	51.1%	51.4%
Policy acquisition cost ratio	28.2%	27.1%	26.9%	27.0%	27.9%	27.2%
Administrative expense ratio	11.8%	11.7%	11.7%	12.3%	11.4%	11.8%

Combined ratio	92.3%	92.1%	90.3%	88.9%	90.4%	90.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.3%	51.6%	51.3%	51.7%	51.4%	51.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	40.0%	38.8%	38.7%	39.3%	39.3%	39.0%

CAY combined ratio ex Cats	91.3%	90.4%	90.0%	91.0%	90.7%	90.5%

Catastrophe losses—pre-tax	$25	$85	$80	$26	$15	$206
Favorable prior period development (PPD)—pre-tax	$(4)	$(46)	$(72)	$(72)	$(22)	$(212)
% Change versus prior year period
Net premiums written	0.4%	3.4%	5.9%	9.6%	7.8%	6.6%
Net premiums earned	0.3%	3.5%	4.5%	7.1%	8.8%	5.9%
Net premiums written constant $	6.0%	7.9%	7.5%	5.1%	1.4%	5.3%
Net premiums earned constant $	6.3%	7.9%	5.9%	2.0%	3.0%	4.7%
Other ratios
Net premiums written/gross premiums written	83%	82%	82%	80%	83%	82%

Production by Region—Net premiums written	1Q-19	1Q-18	% Change	Constant $ % Change
Europe	$1,106	$1,110	-0.4%	4.2%
Latin America	533	528	1.0%	12.8%
Asia	669	657	1.7%	4.5%
Other (1)	87	89	-1.9%	3.0%

Total	$2,395	$2,384	0.4%	6.0%

(1)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
Gross premiums written	$221	$117	$167	$233	$205	$722
Net premiums written	202	117	164	197	193	671
Net premiums earned	168	178	157	167	168	670
Losses and loss expenses	76	243	86	83	67	479
Policy acquisition costs	43	42	40	40	40	162
Administrative expenses	10	12	10	9	10	41

Underwriting income (loss)	39	(119)	21	35	51	(12)
Net investment income	56	65	63	65	64	257
Other income (expense)—operating	9	6	13	6	7	32

Segment income (loss)	$104	$(48)	$97	$106	$122	$277

CAY Underwriting income ex Cats	$31	$27	$27	$28	$39	$121
Combined ratio
Loss and loss expense ratio	45.7%	137.1%	55.0%	49.4%	40.1%	71.6%
Policy acquisition cost ratio	25.4%	23.7%	25.2%	24.2%	23.6%	24.2%
Administrative expense ratio	5.7%	6.1%	6.5%	5.7%	5.8%	6.0%

Combined ratio	76.8%	166.9%	86.7%	79.3%	69.5%	101.8%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	50.5%	50.1%	51.2%	53.0%	47.7%	50.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	31.0%	33.1%	31.6%	30.5%	29.3%	31.1%

CAY combined ratio ex Cats	81.5%	83.2%	82.8%	83.5%	77.0%	81.6%

Catastrophe reinstatement premiums collected—pre-tax	$—	$18	$4	$—	$—	$22
Catastrophe losses—pre-tax	$—	$160	$34	$9	$2	$205
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(8)	$4	$(24)	$(16)	$(14)	$(50)
% Change versus prior year period
Net premiums written as reported	4.4%	11.0%	-14.3%	3.8%	-3.0%	-2.1%
Net premiums earned as reported	0.1%	10.2%	-15.7%	-0.6%	-11.0%	-4.9%
Net premiums written constant $	6.4%	11.7%	-14.7%	1.5%	-4.8%	-3.3%
Net premiums earned constant $	2.6%	10.6%	-16.0%	-3.1%	-12.8%	-6.0%
Other ratios
Net premiums written/gross premiums written	91%	99%	98%	85%	94%	93%

Global Reinsurance	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
Gross premiums written	$611	$614	$599	$599	$592	$2,404
Net premiums written	579	582	564	565	559	2,270
Net premiums earned	561	575	551	552	540	2,218
Losses and loss expenses	202	182	195	184	205	766
Policy benefits (1)	196	162	127	150	151	590
(Gains) losses from fair value changes in separate account assets (1)	(30)	20	14	10	(6)	38
Policy acquisition costs	128	152	139	138	128	557
Administrative expenses	79	75	77	80	78	310
Net investment income	89	88	85	85	83	341

Life Insurance underwriting income (2)	75	72	84	75	67	298
Other income (expense)—operating	10	18	(6)	2	(2)	12
Amortization expense of purchased intangibles	—	(1)	—	—	(1)	(2)

Segment income	$85	$89	$78	$77	$64	$308

% Change versus prior year period
Net premiums written	3.5%	4.8%	4.8%	8.0%	6.7%	6.1%
Net premiums earned	3.9%	3.9%	4.6%	7.2%	6.8%	5.6%
Net premiums written constant $	5.2%	6.3%	5.1%	6.5%	5.0%	5.7%
Net premiums earned constant $	5.5%	5.4%	4.9%	5.7%	5.0%	5.3%

(1)

(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.

(2)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	1Q-19	1Q-18	% Change	Constant $ % Change
International life insurance net premiums written	$227	$217	4.4%	7.4%
International life insurance deposits (3)	321	379	-15.1%	-12.3%

Total international life insurance net premiums written and deposits	$548	$596	-8.0%	-5.1%

International life insurance segment income	$34	$17	100.8%	106.6%

(3)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	Full Year 2018
Gross premiums written	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—
Losses and loss expenses	11	(19)	13	48	11	53
Policy acquisition costs	—	—	—	—	—	—
Administrative expenses	63	95	58	70	72	295

Underwriting loss	(74)	(76)	(71)	(118)	(83)	(348)
Adjusted net investment income	9	8	11	10	10	39
Other expense—operating	(7)	(8)	(8)	(2)	(7)	(25)
Adjusted interest expense	(145)	(158)	(170)	(177)	(169)	(674)
Amortization expense of purchased intangibles	(55)	(63)	(64)	(64)	(64)	(255)
Income tax expense	(202)	(192)	(183)	(218)	(149)	(742)

Core operating loss	(474)	(489)	(485)	(569)	(462)	(2,005)
Chubb integration expenses, net of tax	(2)	(15)	(14)	(10)	(8)	(47)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(33)	(42)	(42)	(41)	(50)	(175)
Adjusted net realized gains (losses), net of tax (1)	(95)	(523)	165	92	43	(223)

Net loss	$(604)	$(1,069)	$(376)	$(528)	$(477)	$(2,450)

Unfavorable (favorable) prior period development (PPD)—pre-tax	$10	$(22)	$12	$45	$10	$45

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 16

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69%
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120%
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Losses and loss expenses incurred	5,028	926	4,102
Losses and loss expenses paid	(5,448)	(1,206)	(4,242)	103%
Other (incl. foreign exch. revaluation)	380	88	292

Balance at March 31, 2018	$63,139	$13,822	$49,317
Losses and loss expenses incurred	5,458	971	4,487
Losses and loss expenses paid	(5,304)	(931)	(4,373)	97%
Other (incl. foreign exch. revaluation)	(515)	(127)	(388)

Balance at June 30, 2018	$62,778	$13,735	$49,043
Losses and loss expenses incurred	6,472	1,604	4,868
Losses and loss expenses paid	(5,771)	(1,268)	(4,503)	93%
Other (incl. foreign exch. revaluation)	(450)	(106)	(344)

Balance at September 30, 2018	$63,029	$13,965	$49,064
Losses and loss expenses incurred	6,687	2,077	4,610
Losses and loss expenses paid	(6,556)	(1,334)	(5,222)	113%
Other (incl. foreign exch. revaluation)	(200)	(19)	(181)

Balance at December 31, 2018	$62,960	$14,689	$48,271
Losses and loss expenses incurred	5,261	1,163	4,098
Losses and loss expenses paid	(5,197)	(1,178)	(4,019)	98%
Other (incl. foreign exch. revaluation)	119	33	86

Balance at March 31, 2019	$63,143	$14,707	$48,436
Add net recoverable on paid losses	—	1,430	(1,430)

Balance including net recoverable on paid losses	$63,143	$16,137	$47,006

Loss Reserve Rollforward	Page 17

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2019	December 31 2018
Reinsurance recoverable on paid losses and loss expenses
Active operations	$1,124	$980
Brandywine and Other Run-off	381	396

Total	$1,505	$1,376

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,720	$13,705
Brandywine and Other Run-off	1,235	1,235

Total	$14,955	$14,940

Gross reinsurance recoverable
Active operations	$14,844	$14,685
Brandywine and Other Run-off	1,616	1,631

Total	$16,460	$16,316

Provision for uncollectible reinsurance (1)
Active operations	$(187)	$(185)
Brandywine and Other Run-off	(136)	(138)

Total	$(323)	$(323)

Net reinsurance recoverable
Active operations	$14,657	$14,500
Brandywine and Other Run-off	1,480	1,493

Total	$16,137	$15,993

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.9 billion.

Reinsurance Recoverable	Page 18

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31 2019		December 31 2018
Market Value
Fixed maturities available for sale	$80,663		$78,470
Fixed maturities held to maturity	13,240		13,259
Short-term investments	3,078		3,016

Total fixed maturities	$96,981		$94,745

Asset Allocation by Market Value
Treasury	$4,551	5%	$4,799	5%
Agency	392	0%	528	1%
Corporate and asset-backed	30,364	31%	29,091	31%
Mortgage-backed	18,924	20%	18,026	19%
Municipal	15,796	16%	16,327	17%
Non-U.S.	23,876	25%	22,958	24%
Short-term investments	3,078	3%	3,016	3%

Total fixed maturities	$96,981	100%	$94,745	100%

Credit Quality by Market Value
AAA	$14,917	16%	$14,571	15%
AA	37,023	38%	36,715	39%
A	17,867	19%	17,253	18%
BBB	11,961	12%	12,035	13%
BB	8,807	9%	8,363	9%
B	6,148	6%	5,596	6%
Other	258	0%	212	0%

Total fixed maturities	$96,981	100%	$94,745	100%

Cost/Amortized Cost
Fixed maturities available for sale	$79,624		$79,323
Fixed maturities held to maturity	13,136		13,435
Short-term investments	3,078		3,016

Subtotal fixed maturities	95,838		95,774
Equity securities	821		770
Other investments	5,562		5,277

Total investment portfolio	$102,221		$101,821

Avg. duration of fixed maturities	3.6 years		3.7 years
Avg. market yield of fixed maturities	3.2%		3.7%
Avg. credit quality	A/Aa		A/Aa
Avg. yield on invested assets (1)	3.5%		3.5%

(1)	Calculated using adjusted net investment income.

Investments	Page 19

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

	S&P Credit Rating
Mortgage-backed securities	AAA	AA	A	BBB	BB and below	Total
Market Value at March 31, 2019
Agency residential mortgage-backed (RMBS)	$—	$15,505	$—	$—	$—	$15,505
Non-agency RMBS	25	47	69	27	20	188
Commercial mortgage-backed	2,877	249	105	—	—	3,231

Total mortgage-backed securities at market value	$2,902	$15,801	$174	$27	$20	$18,924

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
Market Value at March 31, 2019	AAA	AA	A	BBB	Total
Asset-backed	$2,908	$249	$41	$32	$3,230
Banks	—	33	2,015	1,171	3,219
Basic Materials	—	—	95	191	286
Communications	—	161	399	921	1,481
Consumer, Cyclical	1	306	508	510	1,325
Consumer, Non-Cyclical	59	506	1,452	1,426	3,443
Diversified Financial Services	—	104	380	279	763
Energy	—	49	180	473	702
Industrial	—	44	563	718	1,325
Utilities	—	17	755	332	1,104
All Others	167	367	1,139	880	2,553

Total	$3,135	$1,836	$7,527	$6,933	$19,431

	S&P Credit Rating
	Below Investment Grade
Market Value at March 31, 2019	BB	B	CCC	Total
Asset-backed	$1	$3	$7	$11
Banks	—	—	—	—
Basic Materials	401	185	—	586
Communications	934	689	34	1,657
Consumer, Cyclical	1,074	621	22	1,717
Consumer, Non-Cyclical	1,091	1,268	35	2,394
Diversified Financial Services	205	160	9	374
Energy	764	419	10	1,193
Industrial	652	611	22	1,285
Utilities	250	21	32	303
All Others	877	511	25	1,413

Total	$6,249	$4,488	$196	$10,933

Investments 2	Page 20

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2019

	Market Value by S&P Credit Rating
Non-U.S. Government Securities	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,138	$—	$—	$—	$1,138
Republic of Korea	—	1,088	—	—	—	1,088
Canada	841	—	—	—	—	841
Federative Republic of Brazil	—	—	—	—	763	763
Province of Ontario	—	9	659	—	—	668
United Mexican States	—	—	421	142	—	563
Kingdom of Thailand	—	—	506	—	—	506
Province of Quebec	—	490	—	—	—	490
Commonwealth of Australia	321	3	—	—	—	324
Federal Republic of Germany	308	—	—	—	—	308
Other Non-U.S. Government Securities	572	1,424	962	602	981	4,541

Total	$2,042	$4,152	$2,548	$744	$1,744	$11,230

	Market Value by S&P Credit Rating
Non-U.S. Corporate Securities	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$108	$115	$634	$815	$323	$1,995
Canada	97	278	330	490	350	1,545
United States (1)	3	23	185	337	636	1,184
France	7	36	598	274	42	957
Australia	113	207	369	127	17	833
Netherlands	59	91	281	144	104	679
Germany	60	35	158	248	33	534
Japan	—	45	419	55	—	519
Switzerland	47	11	186	187	29	460
China	—	—	279	60	36	375
Other Non-U.S. Corporate Securities	412	435	953	1,055	710	3,565

Total	$906	$1,276	$4,392	$3,792	$2,280	$12,646

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 21

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2019	Market Value	Rating
1	Wells Fargo & Co	$578	A-
2	Bank of America Corp	518	A-
3	JP Morgan Chase & Co	479	A-
4	Comcast Corp	380	A-
5	HSBC Holdings Plc	354	A
6	Verizon Communications Inc	336	BBB+
7	Anheuser-Busch InBev NV	334	A-
8	Citigroup Inc	327	BBB+
9	AT&T Inc	316	BBB
10	Morgan Stanley	302	BBB+

Investments 4	Page 22

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(151)	$8	$(143)	$1,889	$(330)	$1,559	$1,738	$(322)	$1,416
Public equity	(22)	5	(17)	—	—	—	(22)	5	(17)
Private equity	(7)	4	(3)	—	—	—	(7)	4	(3)
Mark-to-market on public and private equity	15	(9)	6	—	—	—	15	(9)	6

Total investment portfolio	(165)	8	(157)	1,889	(330)	1,559	1,724	(322)	1,402
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	51	—	51	—	—	—	51	—	51
Foreign exchange	13	(3)	10	147	(7)	140	160	(10)	150
Partially-owned entities (3)	1	—	1	—	—	—	1	—	1
Other (4)	—	—	—	(27)	6	(21)	(27)	6	(21)

Net gains (losses)	$(100)	$5	$(95)	$2,009	$(331)	$1,678	$1,909	$(326)	$1,583

(1)   The quarter includes $107 million pre-tax realized losses on fixed income derivatives. Other-than-temporary impairments for the quarter in realized gains (losses) were $13 million pre-tax for fixed maturities.

(2)   The quarter includes $63 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(3)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(4)   Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

	Three months ended March 31, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (5)	$(6)	$2	$(4)	$(1,211)	$223	$(988)	$(1,217)	$225	$(992)
Public equity	10	(2)	8	—	—	—	10	(2)	8
Private equity	44	(9)	35	—	—	—	44	(9)	35
Mark-to-market on public and private equity	8	3	11	—	—	—	8	3	11

Total investment portfolio	56	(6)	50	(1,211)	223	(988)	(1,155)	217	(938)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	60	—	60	—	—	—	60	—	60
Foreign exchange	(77)	9	(68)	397	(19)	378	320	(10)	310
Partially-owned entities (7)	(1)	—	(1)	—	—	—	(1)	—	(1)
Other (8)	2	—	2	(23)	4	(19)	(21)	4	(17)

Net gains (losses)	$40	$3	$43	$(837)	$208	$(629)	$(797)	$211	$(586)

(5)	The quarter includes $17 million pre-tax realized gains on fixed income derivatives. Other-than-temporary impairments for the quarter in realized gains (losses) were $1 million for fixed maturities.
(6)	The quarter includes $22 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)	Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

Net Gains (Losses)	Page 23

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	March 31 2019	December 31 2018	December 31 2017
Financial Debt:
Total short-term debt	$509	$509	$1,013
Total long-term debt	12,071	12,087	11,556

Total financial debt	$12,580	$12,596	$12,569
Hybrid debt:
Total trust preferred securities	308	308	308

Total	$12,888	$12,904	$12,877

Capitalization:
Shareholders’ equity	$52,355	$50,312	$51,172
Hybrid debt	308	308	308
Financial debt	12,580	12,596	12,569

Total capitalization	$65,243	$63,216	$64,049

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%
Financial debt	19.3%	19.9%	19.6%

Total hybrid & financial debt	19.8%	20.4%	20.1%

Note: As of March 31, 2019, there was $0.7 billion usage of credit facilities on a total commitment of $1.0 billion.

Debt and Capital	Page 24

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2019	2018

Numerator
Core operating income to common shares	$1,170	$1,097
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(41)	(59)
Tax benefit on amortization adjustment	8	9
Chubb integration expenses, pre-tax	(3)	(10)
Tax benefit on Chubb integration expenses	1	2
Adjusted net realized gains (losses), pre-tax	(100)	40
Tax benefit on adjusted net realized gains (losses)	5	3

Net income	$1,040	$1,082

Rollforward of Common Shares Outstanding
Shares—beginning of period	459,203,378	463,833,179
Repurchase of shares	(2,753,754)	—
Shares issued, excluding option exercises	1,167,876	1,575,789
Issued for option exercises	561,705	422,518

Shares—end of period	458,179,205	465,831,486

Denominator
Weighted average shares outstanding (1)	458,805,185	465,703,240
Effect of other dilutive securities	2,731,755	3,770,351

Adj. wtd. avg. shares outstanding and assumed conversions	461,536,940	469,473,591

Basic earnings per share
Core operating income	$2.55	$2.35
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.07)	(0.11)
Chubb integration expenses, net of tax	(0.01)	(0.02)
Adjusted net realized gains (losses), net of tax	(0.20)	0.10

Net income	$2.27	$2.32

Diluted earnings per share
Core operating income	$2.54	$2.34
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.07)	(0.11)
Chubb integration expenses, net of tax	(0.01)	(0.02)
Adjusted net realized gains (losses), net of tax	(0.21)	0.09

Net income	$2.25	$2.30

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 25

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	March 31 2019	December 31 2018	March 31 2018
Shareholders’ equity	$52,355	$50,312	$51,287
Less: goodwill and other intangible assets, net of tax	20,070	20,054	20,706

Numerator for tangible book value per share	$32,285	$30,258	$30,581

Book value—% change over prior quarter	4.1%	-1.2%	0.2%
Tangible book value—% change over prior quarter	6.7%	-1.8%	0.1%
Denominator	458,179,205	459,203,378	465,831,486

Book value per common share	$114.27	$109.56	$110.10
Tangible book value per common share	$70.46	$65.89	$65.65
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter (1)	$50,300	$50,934	$51,172
Core operating income	1,170	935	1,097
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(33)	(42)	(50)
Chubb integration expenses, net of tax	(2)	(15)	(8)
Adjusted net realized gains (losses), net of tax (2)	(95)	(523)	43
Net unrealized gains (losses) on the investment portfolio	1,559	(117)	(988)
Repurchase of shares	(367)	(318)	—
Dividend declared on common shares	(335)	(336)	(332)
Cumulative translation	140	(113)	378
Postretirement benefit liability	(21)	(205)	(18)
Other (3)	39	112	(7)

	$52,355	$50,312	$51,287

(1)	January 1, 2019 included a $12 million after-tax reduction to beginning equity related to the adoption of new accounting guidance on premium amortization of purchased callable debt securities.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 26

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income is calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Chubb integration expense, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Segment income (loss) includes underwriting income, adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp). We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) – operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 29-30.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Book value per common share, net of tax is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, net of tax is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written excluding merger-related actions is a meaningful measure to evaluate trends in our underlying business on a comparable basis. Since the acquisition of the Chubb Corp, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related underwriting actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We exclude the impact of accounting policy alignment to conform the timing of premium recognition of certain Chubb Corp foreign subsidiaries to be on the same basis as Chubb Limited.

Net premiums written adjusted primarily for additional reinsurance in the company’s North America Personal P&C Insurance segment, adjusted to exclude $18 million of additional reinsurance, reinstatement premiums, and one-time accounting actions in Q1 2019. In addition to excluding additional reinsurance and the one-time accounting actions for the reasons noted above, we exclude the impact of Fireman’s Fund non-renewal and unearned premium reserve (UPR) transfer. We believe this measure is meaningful to evaluate trends in the underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 27

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating income

The following table presents the reconciliation of Net income to Core operating income:

						Full Year
	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	2018
Net income, as reported	$1,040	$355	$1,231	$1,294	$1,082	$3,962
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(41)	(50)	(54)	(52)	(59)	(215)
Tax benefit on amortization adjustment	8	8	12	11	9	40
Chubb integration expenses, pre-tax	(3)	(20)	(16)	(13)	(10)	(59)
Tax benefit on Chubb integration expenses	1	5	2	3	2	12
Adjusted realized gains (losses), pre-tax	(96)	(682)	27	10	(4)	(649)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	(4)	139	152	96	44	431
Tax (expense) benefit on adjusted net realized gains (losses)	5	20	(14)	(14)	3	(5)

Core operating income	$1,170	$935	$1,122	$1,253	$1,097	$4,407

(1)   Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized financial measures. The numerator includes core operating income, net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

						Full Year
			1Q-19		1Q-18	2018
Net income			$1,040		$1,082	$3,962
Core operating income			$1,170		$1,097	$4,407
Equity—beginning of period, as reported (1)			$50,300		$51,172	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax			(545)		1,033	1,154

Equity—beginning of period, as adjusted			$50,845		$50,139	$50,018

Less: goodwill and other intangible assets, net of tax			$20,054		$20,621	$20,621

Equity—beginning of period, as adjusted ex goodwill and other intangible assets			$30,791		$29,518	$29,397

Equity—end of period, as reported			$52,355		$51,287	$50,312
Less: unrealized gains (losses) on investments, net of deferred tax			1,014		45	(545)

Equity—end of period, as adjusted			$51,341		$51,242	$50,857

Less: goodwill and other intangible assets, net of tax			$20,070		$20,706	$20,054

Equity—end of period, as adjusted ex goodwill and other intangible assets			$31,271		$30,536	$30,803

Weighted average equity, as reported			$51,328		$51,230	$50,742
Weighted average equity, as adjusted			$51,093		$50,691	$50,438
Weighted average equity, as adjusted ex goodwill and other intangible assets			$31,031		$30,027	$30,100
ROE			8.1%		8.4%	7.8%
Core operating ROE			9.2%		8.7%	8.7%
Core operating ROTE			15.1%		14.6%	14.6%

(1)   January 1, 2019 included a $12 million after-tax reduction to beginning equity related to the adoption of new accounting guidance on premium amortization of purchased callable debt securities.

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:
						Full Year
	1Q-19	4Q-18	3Q-18	2Q-18	1Q-18	2018
Tax expense, as reported	$188	$159	$183	$218	$135	$695
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(8)	(8)	(12)	(11)	(9)	(40)
Less: tax benefit on Chubb integration expenses	(1)	(5)	(2)	(3)	(2)	(12)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(5)	(20)	14	14	(3)	5

Tax expense, adjusted	$202	$192	$183	$218	$149	$742

Income before tax, as reported	$1,228	$514	$1,414	$1,512	$1,217	$4,657
Less: amortization of fair value of acquired invested assets and debt	(41)	(50)	(54)	(52)	(59)	(215)
Less: Chubb integration expenses	(3)	(20)	(16)	(13)	(10)	(59)
Less: adjusted realized gains (losses)	(96)	(682)	27	10	(4)	(649)
Less: realized gains (losses) related to unconsolidated entities	(4)	139	152	96	44	431

Core operating income before tax	$1,372	$1,127	$1,305	$1,471	$1,246	$5,149

Effective tax rate	15.3%	31.1%	12.9%	14.4%	11.1%	14.9%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.1%	0.0%	0.4%	0.2%	0.2%	0.2%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.1%	0.0%	0.1%	0.1%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	-0.7%	-14.1%	0.8%	0.1%	0.6%	-0.8%

Core operating effective tax rate	14.7%	17.1%	14.1%	14.8%	12.0%	14.4%

Reconciliation Non-GAAP 2	Page 28

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q1 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,973	$757	$(27)	$1,106	$76	$11	$3,896
Realized (gains) losses on crop derivatives		—	—	1	—	—	—	1

Adjusted losses and loss expenses	A	$1,973	$757	$(26)	$1,106	$76	$11	$3,897

Catastrophe losses		(94)	(129)	(2)	(25)	—	—	(250)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		131	10	61	4	8	(10)	204
Net premiums earned adjustments on PPD—unfavorable (favorable)		2	—	32	—	—	—	34
Expense adjustments—unfavorable (favorable)		(4)	—	(3)	—	—	—	(7)
PPD reinstatement premiums—unfavorable (favorable)		—	(3)	—	—	—	—	(3)

PPD—gross of related adjustments—favorable (unfavorable)		129	7	90	4	8	(10)	228

CAY loss and loss expense ex Cats	B	$2,008	$635	$62	$1,085	$84	$1	$3,875

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$699	$299	$8	$845	$53	$63	$1,967
Expense adjustments—favorable (unfavorable)		4	—	3	—	—	—	7

Policy acquisition costs and administrative expenses, adjusted	D	$703	$299	$11	$845	$53	$63	$1,974

Denominator
Net premiums earned	E	$3,085	$1,154	$55	$2,114	$168		$6,576
Net premiums earned adjustments on PPD—unfavorable (favorable)		2	—	32	—	—		34
PPD reinstatement premiums—unfavorable (favorable)		—	(3)	—	—	—		(3)

Net premiums earned excluding adjustments	F	$3,087	$1,151	$87	$2,114	$168		$6,607

P&C combined ratio
Loss and loss expense ratio	A/E	63.9%	65.5%	-48.3%	52.3%	45.7%		59.3%
Policy acquisition cost and administrative expense ratio	C/E	22.7%	26.0%	14.7%	40.0%	31.1%		29.9%

P&C combined ratio		86.6%	91.5%	-33.6%	92.3%	76.8%		89.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.0%	55.1%	71.1%	51.3%	50.5%		58.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.8%	26.0%	12.8%	40.0%	31.0%		29.9%

CAY P&C combined ratio ex Cats		87.8%	81.1%	83.9%	91.3%	81.5%		88.5%

Combined ratio
Combined ratio								89.2%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 3	Page 29

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q1 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,908	$886	$(53)	$1,078	$67	$11	$3,897
Realized (gains) losses on crop derivatives		—	—	(2)	—	—	—	(2)

Adjusted losses and loss expenses	A	$1,908	$886	$(55)	$1,078	$67	$11	$3,895

Catastrophe losses		(78)	(284)	(1)	(15)	(2)	—	(380)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		101	6	76	22	14	(10)	209
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	40	—	1	—	41
Expense adjustments—unfavorable (favorable)		6	—	(4)	—	—	—	2
PPD reinstatement premiums—unfavorable (favorable)		4	—	—	—	—	—	4

PPD—gross of related adjustments—favorable (unfavorable)		111	6	112	22	15	(10)	256

CAY loss and loss expense ex Cats	B	$1,941	$608	$56	$1,085	$80	$1	$3,771

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$703	$302	$ (4)	$827	$50	$72	$1,950
Expense adjustments—favorable (unfavorable)		(6)	—	4	—	—	—	(2)

Policy acquisition costs and administrative expenses, adjusted	D	$697	$302	$—	$827	$50	$72	$1,948

Denominator
Net premiums earned	E	$3,029	$1,140	$43	$2,107	$168		$6,487
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	40	—	1		41
PPD reinstatement premiums—unfavorable (favorable)		4	—	—	—	—		4

Net premiums earned excluding adjustments	F	$3,033	$1,140	$83	$2,107	$169		$6,532

P&C combined ratio
Loss and loss expense ratio	A/E	63.0%	77.7%	-127.6%	51.1%	40.1%		60.0%
Policy acquisition cost and administrative expense ratio	C/E	23.2%	26.5%	-10.7%	39.3%	29.4%		30.1%

P&C combined ratio		86.2%	104.2%	-138.3%	90.4%	69.5%		90.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.0%	53.3%	68.9%	51.4%	47.7%		57.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	23.0%	26.4%	-1.2%	39.3%	29.3%		29.9%

CAY P&C combined ratio ex Cats		87.0%	79.7%	67.7%	90.7%	77.0%		87.6%

Combined ratio
Combined ratio								90.1%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								90.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 30

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Core operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured property losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

NM: Not meaningful.

Glossary	Page 31